UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2020

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37348	46-4348039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 River Ridge Drive, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 963-0100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD.

On September 8, 2020, Corbus Pharmaceuticals Holdings, Inc. (the “Company”) issued a press release announcing results from its Phase 3 RESOLVE-1 study of lenabasum in patients with diffuse cutaneous systemic sclerosis. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01	Other Information.

On September 8, 2020, the Company announced results from its Phase 3 RESOLVE-1 study of lenabasum in patients with diffuse cutaneous systemic sclerosis (“SSc”).

The RESOLVE-1 study tested the efficacy and safety of lenabasum in 365 patients with diffuse cutaneous SSc in a multi-national, double-blind, randomized, placebo-controlled study, with dosing of lenabasum at 20 mg twice daily, lenabasum at 5 mg twice daily, or placebo twice daily for 52 weeks. The primary endpoint of the RESOLVE-1 study was the American College of Rheumatology Combined Response Index for Systemic Sclerosis (“ACR CRISS”) score, a composite endpoint that reflects the probability of patient improvement. Topline data showed no significant differences in the primary and secondary endpoints when comparing lenabasum to placebo, both added to background drug therapy. For the primary endpoint at Week 52, median ACR CRISS scores were 0.887 in the placebo arm and 0.888 in the lenabasum 20 mg twice daily arm. The maximum achievable ACR CRISS score is 1.0.

Similar proportions of placebo-treated and lenabasum-treated subjects had at least one treatment emergent adverse event (“AEs”), 86.2% in the placebo arm and 91.7% in the lenabasum 20 mg twice daily arm. Serious AEs occurred in 14.6% of subjects in the control arm and 9.2% of subjects in the lenabasum 20 mg twice daily arm. Severe adverse events occurred in 13% of subjects in the control arm and 5.8% of subjects in the lenabasum arm. No subjects receiving lenabasum withdrew from the study because of an AE related to study drug. Lenabasum treatment was well-tolerated in this study. No evidence of lenabasum-related immunosuppression or new safety signals for lenabasum were observed.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	99.1	Press Release, dated September 8, 2020
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

Dated: September 8, 2020	By:	/s/ Yuval Cohen
	Name:	Yuval Cohen, PhD
	Title:	Chief Executive Officer

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